Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Supplement dated October 8, 2026 to the

Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2026

Effective November 9, 2026, The Northern Trust Company assumes all duties from FIS Investor Services, LLC as the transfer agent to the Boston Trust Walden Funds. Accordingly, effective November 9, 2026, the Prospectus and SAI of the Funds are supplemented as shown below.

1. All references to the mailing address and telephone number by which you can buy or sell shares of any Fund as listed under the headings “To Place Orders:” and “Transaction Policies,” as applicable, in each Funds’ summary section of the Prospectus will change as indicated below:

	Effective through November 8, 2026		Effective November 9, 2026

Mailing Address:	Boston Trust Walden Funds P.O. Box 182198 Columbus, OH 43218-2198	→	Boston Trust Walden Funds c/o The Northern Trust Company P.O Box 4766 Chicago, Illinois 60680-4766
Telephone Number:	1-888-248-1954	→	1-800-433-7376

2. Similarly, all references to the mailing addresses and telephone numbers under the sections “PURCHASING AND ADDING TO YOUR SHARES,” “SELLING YOUR SHARES,” and “EXCHANGING YOUR SHARES,” as applicable, on pages 45-47 of the Prospectus will change as indicated below:

Effective through November 8, 2026	Effective November 9, 2026

Mailing Address:	Boston Trust Walden Funds P.O. Box 182198 Columbus, OH 43218-2198	→	Boston Trust Walden Funds c/o The Northern Trust Company P.O Box 4766 Chicago, Illinois 60680-4766

Overnight Address:	Boston Trust Walden Funds 4249 Easton Way, Suite 400 Columbus, OH 43219	→	Boston Trust Walden Funds c/o The Northern Trust Company 333 South Wabash Avenue, W-38 Chicago, IL 60604
Telephone Number:	1-888-248-1954	→	1-800-433-7376

3. The paragraph under the heading “TRANSFER AGENCY SERVICES” on page 25 of the SAI is replaced with the following:

The Northern Trust Company serves as transfer agent and dividend disbursing agent (the “Transfer Agent”) for all of the Funds pursuant to the Transfer Agency Agreement dated as of August 26, 2026. Pursuant to such Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund’s shareholders of record: maintenance of shareholder records for each of the Fund’s shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives an annual fee from each Fund.

Please retain this supplement with your Prospectus, and SAI for future reference.

This Supplement dated October 8, 2026, and the Summary Prospectuses, Prospectus, and SAI, each dated May 1, 2026, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.